UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 – Regulation FD Disclosure.

Product Update

On December 21, 2020, OraSure Technologies, Inc. (the “Company”) issued a press release announcing an update regarding its application to the U.S. Food and Drug Administration for Emergency Use Authorization (“EUA”) of the Company’s oral fluid SARS-CoV-2 Antibody ELISA. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Additional information regarding the Company’s EUA application is set forth in the “Questions and Answers” attached as Exhibit 99.2 hereto and is also incorporated herein by reference.

Updated Investor Presentation

The Company hereby furnishes an updated Investor Presentation the Company will present to analysts and investors on or after the date hereof.  The presentation is attached as Exhibit 99.3 to this Form 8-K, is incorporated herein by reference and will be available on the Company’s website at www.orasure.com.  The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.

The information in this Item and attached Exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibits are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibits.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 21, 2020, announcing update on the Company’s Emergency Use Authorization application for oral fluid SARS-CoV-2 Antibody ELISA.

99.2	Questions and Answers, dated December 21, 2020, regarding the Company’s Emergency Use Authorization application for oral fluid SARS-CoV-2 Antibody ELISA.

99.3	OraSure Technologies, Inc. Investor Presentation dated December 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: December 21, 2020	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary